SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act of 1934


                                 January 19, 1999
                 ________________________________________________
                 Date of Report (Date of earliest event reported)



                        CONTROLLED ENVIRONMENT AQUACULTURE
                                 TECHNOLOGY, INC.
                 ________________________________________________
              (Exact name of registrant as specified in its charter)



Colorado                  0-25868              84-1293167
________________________________________________
(State or other       (Commission            I.R.S.Employer
jurisdiction           File Number)   Identification No.)
of incorporation)


Airport Industrial Park
3375 Koapake Street, Suite H402
Honolulu HI                                 96819
________________________________________________
Address of principal executive offices)        (Zip Code)


(808) 836-3707
________________________________________________
Registrant's telephone number, including area code

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ITEM 5.  OTHER EVENTS

        J.A. Garcia, the Company's Chairman and Chief Executive Officer,
passed away on January 18, 1999, after a long illness. Mr. Garcia was 71 fyears of age and had served as the Chairman and Chief Executive Officer of the
Company since July, 1996.   Mr. Garcia was instrumental in developing and
initiating implementation of the Company's business plan involving commercialization of state-of-the-art technologies for intensive, sustainable growout production of shrimp.

        The Board of Directors has appointed Ronald Ilsley, the Chief Financial Officer, Treasurer, and a current member of the Company's Board of Directors, as temporary Chairman and Chief Executive Officer.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC.

/s/_________________________________________________
Ronald Ilsley, Chief Financial Officer
January 22, 1999